                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report:                    October 9th, 2003

               Date of Earliest Event Reported:   October 2nd, 2003

                                Secure Blue, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                           (Former Name of Registrant)

            Nevada                                  95-4666270
    (State of Organization)             (I.R.S. Employer Identification No.)

                        Commission File Number: 000-26211

                         277 West 11th Street, Suite 2F
                            New York, New York. 10014
                    (Address of Principal Executive Offices)

       Registrants Telephone Number (including area code): (212) 924-3548

                                       1

Secure Blue, Inc.                                Report on Form 8-K/A
EXPLANATORY NOTE

We are filing this Form 8-K/A to reflect the restatement of Item 4. Changes in
Registrants Certifying Accountant

The restatement of Item 4. is attributable to the recognition of the Board of
Secure Blue's acceptance of the resignation of Mark Sherman, CPA on October 2nd,
2003. Pursuant to the Boards acceptance of Mr. Sherman's letter of resignation, on October 2nd, 2003 by unanimous decision, the Board of Directors of Secure
Blue appointed Eisner LLP in the capacity of independent accountants.

Any items included in the original report on Form 8-K filed on October 2nd, 2003 that are not included herein are not amended and remain in effect as of the date of the original filing thereof. Additionally, this Form 8-K/A does not purport to provide a general update or discussion of any other developments subsequent to the original filing.

The filing of this Form 8-K/A shall not be deemed to be an admission that the original filing, when made, included any untrue statement of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

Item 4. Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

On October 2nd, the Board of Directors of Secure Blue, Inc. (the "Registrant")
accepted the resignation of Mark Sherman, CPA ("Sherman") as the independent public accountants. Sherman's reports on the Registrant's financial statements for the quarter ended June 30th, 2003 and year end Dec 31st, 2002 and December
31st 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting. During the Registrant's two most recent fiscal years ended December 31st, 2001 and
December 31st, 2002 and the subsequent interim period through August 14th, 2003, there were no disagreements between the Registrant and Sherman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Sherman's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

(b)    New independent accountants

On October 2nd, 2003 Secure Blue, Inc. with the approval of the Audit Committee of the Board of Directors engaged Eisner LLP as its new independent accountants.

During the fiscal year ended December 31, 2001, the nine months ended September
30, 2002 and the subsequent period prior to the engagement of Eisner LLP on
October 2, 2003, Secure Blue, Inc. did not consult with Eisner LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed, on the type of audit opinion that might be rendered on
Eisner LLP's consolidated financial statements; or on any matter that was either the subject of a disagreement or a reportable event as set forth in Items
304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

Exhibit (16) - Change in Registrants Certifying Accountant - Dated October 7,
2003 is attached.

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Secure Blue, Inc.

                                                By: /s/ Alfonso Hernandez Jr., President
                                                        Alfonso Hernandez Jr., President

 Date: October 9, 2003